PLANT AND EQUIPMENT, NET - Plant and equipment, net (Details) ¥ in Thousands, $ in Thousands	Sep. 30, 2022 CNY (¥)	Sep. 30, 2022 USD ($)	Sep. 30, 2021 CNY (¥)
PLANT AND EQUIPMENT, NET
Plant and building	¥ 70,179		¥ 70,179
Machinery and equipment	36,473		57,203
Furniture and office equipment	12,353		12,353
Motor vehicles	3,580		3,580
Total	122,585		143,315
Accumulated depreciation	(76,196)		(94,631)
Plant and equipment, net	¥ 46,389	$ 6,534	¥ 48,684